                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                                   TO THE HOLDERS OF:
BANK OF                                 CORPORATE BAND-BACKED CERTIFICATES
  NEW                                   SERIES 1997-CHR-1
 YORK                                   CLASS A-1 CERTIFICATES
                                               CUSIP NUMBER: 219-87H-AG0

in accordance with the Standard Terms and Conditions
of Trust, The Bank of New York, as trustee submits the
following cash basis statement for the period ending :           AUGUST 1, 2005

INTEREST ACCOUNT
Balance as of FEBRUARY 1, 2005                                                                      $0.00
      Schedule Income received on securities.......................                         $1,862,500.00
      Unscheduled Income received on securities....................                                 $0.00
      Interest Received on sale of Securties.......................                                 $0.00
LESS:
      Distribution to Class A-1 Holders............................     $1,068,044.00
      Trustee Fees.................................................         $2,250.00
      Fees allocated for third party expenses......................             $0.00
Balance as of August 1, 2005                                                 Subtotal               $0.00


PRINCIPAL ACCOUNT
Balance as of February 1, 2005                                                                      $0.00
      Scheduled Principal payment received on securities...........                           $792,206.00
      Principal received on sale of securities.....................                                 $0.00
LESS:
      Distribution to Class A-1 Holders............................       $792,206.00
      Distribution to Swap Counterparty............................             $0.00
Balance as of August 1, 2005                                                 Subtotal               $0.00
                                                                              Balance               $0.00

               UNDERLYING SECURITIES HELD AS OF:   August 1, 2005
                          $50,000,000 7.45% Debentures
                                   Issued by
                                 CHRYSLER CORP
                              CUSIP# : 171-196-AS7